Exhibit 10.2(d)

SECOND AMENDMENT TO
RECEIVABLES PURCHASE AGREEMENT

THIS SECOND AMENDMENT TO RECEIVABLES PURCHASE AGREEMENT, dated as of October 20, 2014 (this "Amendment") is entered into by and among CE RECEIVABLES LLC, a Delaware limited liability company, as seller (the "Seller"), CELANESE INTERNATIONAL CORPORATION, a Delaware corporation ("Celanese International"), as initial servicer (in such capacity, together with its successors and permitted assigns in such capacity, the "Servicer"), VICTORY RECEIVABLES CORPORATION, as a Conduit Purchaser, PNC BANK, NATIONAL ASSOCIATION ("PNC"), as a Related Committed Purchaser, as an LC Bank and as a Purchaser Agent, and THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., NEW YORK BRANCH, as administrator (in such capacity, together with its successors and assigns in such capacity, the "Administrator"), as a Related Committed Purchaser, as an LC Bank and as a Purchaser Agent.
R E C I T A L S
The parties hereto have entered into that certain Receivables Purchase Agreement, dated as of August 28, 2013 (as amended by that First Amendment to Receivables Purchase Agreement dated as of October 31, 2013, and as may be further supplemented or otherwise modified from time to time, the "Agreement").
On the Effective Date (as defined below), Ticona Polymers, Inc. ("Ticona"), is entering into an Asset Purchase Agreement (the "Asset Purchase Agreement") with Cool Options, Inc. (successor by merger to Cool Polymers, Inc.) (the "Seller"), pursuant to which it will purchase substantially all of the assets of the Seller. The parties hereto desire to exclude from the accounts receivable arrangement evidenced by the Agreement (i) any Receivables originated by the Seller prior to the date hereof and (ii) any Receivables originated by Ticona with the assets acquired by Ticona from the Seller and future assets identified on the books and records of Ticona as being related to the business acquired by Ticona from the Seller.
In furtherance of the foregoing, the parties hereto desire to amend the Agreement as hereinafter set forth.
NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:
1.Certain Defined Terms. Capitalized terms used but not defined herein shall have the meanings set forth for such terms in Exhibit I to the Agreement.

2.Amendments to the Agreement. As of the Effective Date (as defined below), the Agreement is hereby amended as follows:

(i)The defined term "Receivables" in Exhibit I of the Agreement is hereby amended by replacing the proviso thereof with the following:

provided however, "Receivable" shall not include (i) any portion of an invoice of Ticona Polymers, Inc. that relates to a product code indicating that such product is supplied by Fortron Industries LLC, which shall be a receivable of Fortron Industries LLC or (ii) any receivable or portion of an invoice of Ticona Polymers, Inc. that is a CP Asset or is primarily derived from a CP Asset.

(ii)Exhibit I to the Agreement is hereby amended by adding the defined term "CP Asset" in appropriate alphabetical order and the definition thereof as follows:

"CP Asset" means (i) any asset acquired by Ticona Polymers, Inc. from Cool Options, Inc. (successor by merger to Cool Polymers, Inc.) pursuant to that Asset Purchase Agreement dated on or about October 20, 2014, including any receivables originated by Cool Options, Inc. or Cool Polymers, Inc. prior to the purchase thereof by Ticona Polymers, Inc, and (ii) any other asset identified on the books or records of Ticona Polymers, Inc. that is related to the business acquired by Ticona Polymers, Inc. from Cool Options, Inc. pursuant to such Asset Purchase Agreement (whether or not such asset was acquired in connection with the Asset Purchase Agreement or thereafter, and whether or not acquired from Cool Options, Inc.).
3.Representations and Warranties. Each of the Seller and the Servicer hereby certifies, represents and warrants to the Administrator, each Purchaser Agent and each Purchaser that on and as of the date hereof:

(i)Representations and Warranties. The representations and warranties made by such Person in the Transaction Documents are true and correct as of the date hereof and after giving effect to this Amendment (unless stated to relate solely to an earlier date, in which case such representations or warranties were true and correct as of such earlier date).

(ii)Enforceability. The execution and delivery by such Person of this Amendment, and the performance of each of its obligations under this Amendment and the other Transaction Documents to which such Person is a party, as amended hereby, are within each of its organizational powers and have been duly authorized by all necessary organizational action on its part. This Amendment and the other Transaction Documents to which such Person is a party, as amended hereby, are such Person's valid and legally binding obligations, enforceable in accordance with its terms.

(iii)No Termination Event. After giving effect to this Amendment and the transactions contemplated hereby, no Termination Event or Unmatured Termination Event has occurred and is continuing.

4.Effect of Amendment. Except as expressly amended and modified by this Amendment, all provisions of the Agreement shall remain in full force and effect. After this

Amendment becomes effective, all references in the Agreement and each of the other Transaction Documents to "this Agreement", "hereof", "herein", or words of similar effect referring to the Agreement shall be deemed to be references to the Agreement, as amended by this Amendment. This Amendment shall not be deemed to expressly or impliedly waive, amend or supplement any provision of the Agreement (or any related document or agreement) other than as expressly set forth herein.

5.Effectiveness. This Amendment shall become effective on the date hereof (the "Effective Date") upon satisfaction of each of the following conditions:

(a)receipt by the Administrator and each Purchaser Agent of counterparts of this Amendment; and
(b)the execution and delivery of the Asset Purchase Agreement and the closing of the transactions contemplated thereby.
The Servicer shall promptly notify the Administrator and the Purchaser Agents (which notice may be delivered in writing or via email) when the condition set forth in clause (b) above has been satisfied.
6.Counterparts. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, and each counterpart shall be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument. Counterparts of this Amendment may be delivered by facsimile transmission or other electronic transmission, and such counterparts shall be as effective as if original counterparts had been physically delivered, and thereafter shall be binding on the parties hereto and their respective successors and assigns.

7.Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO ANY OTHERWISE APPLICABLE CONFLICTS OF LAW PRINCIPLES (OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK).

8.Section Headings. The various headings of this Amendment are inserted for convenience only and shall not affect the meaning or interpretation of this Amendment, the Agreement or any other Transaction Document or any provision hereof or thereof.

9.Transaction Document. This Amendment shall constitute a Transaction Document under the Agreement.

10.No Proceedings. Each party hereto hereby covenants and agrees that it will not institute against, or join any other Person in instituting against, Market Street any bankruptcy, reorganization, arrangement, insolvency or liquidation proceeding, or any other proceeding under any federal or state bankruptcy or similar law, for one year and one day after the latest maturing Note issued by Market Street is paid in full. The provisions of this Section 11 shall survive any termination of the Agreement.

11.Successors and Assigns. This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns.

12.Further Assurances. Each of the parties hereto hereby agrees to do all such things and execute all such documents and instruments, at the Seller's sole expense, as the requesting party may reasonably consider necessary or desirable to give full effect to the amendments set forth in Section 2 of this Amendment.

13.Severability. Each provision of this Amendment shall be severable from every other provision of this Amendment for the purpose of determining the legal enforceability of any provision hereof, and the unenforceability of one or more provisions of this Amendment in one jurisdiction shall not have the effect of rendering such provision or provisions unenforceable in any other jurisdiction.

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IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

CE RECEIVABLES LLC,
as the Seller

By:	/s/ CHUCK B. KYRISH
Name:	Chuck B. Kyrish
Title:	VP & Treasurer

S-1	Second Amendment to RPA

CELANESE INTERNATIONAL
CORPORATION,
as the initial Servicer

By:	/s/ CHUCK B. KYRISH
Name:	Chuck B. Kyrish
Title:	Treasurer

S-2	Second Amendment to RPA

THE BANK OF TOKYO-MITSUBISHI UFJ,
LTD., NEW YORK BRANCH, as a Related
Committed Purchaser and as an LC Bank

By:	/s/ MARK CAMPBELL
Name:	Mark Campbell
Title:	Authorized Signatory

THE BANK OF TOKYO-MITSUBISHI UFJ,
LTD., NEW YORK BRANCH, as a Purchaser
Agent

By:	/s/ ERIC WILLIAMS
Name:	Eric Williams
Title:	Managing Director

THE BANK OF TOKYO-MITSUBISHI UFJ,
LTD., NEW YORK BRANCH, as Administrator

By:	/s/ ERIC WILLIAMS
Name:	Eric Williams
Title:	Managing Director

S-3	Second Amendment to RPA

VICTORY RECEIVABLES CORPORATION,
as a Conduit Purchaser

By:	/s/JOHN L. FRIDLINGTON
Name:	John L. Fridlington
Title:	Vice President

S-4	Second Amendment to RPA

PNC BANK, NATIONAL ASSOCIATION,
as Related Committed Purchaser and as an LC Bank

By:	/s/ MARK FALCIONE
Name:	Mark Falcione
Title:	Executive Vice President

PNC BANK, NATIONAL ASSOCIATION,
as a Purchaser Agent

By:	/s/ MARK FALCIONE
Name:	Mark Falcione
Title:	Executive Vice President

S-5	Second Amendment to RPA

The foregoing Second Amendment to Receivables Purchase Agreement is hereby acknowledged and agreed to by each of the Originators identified below for purposes of, inter alia, that certain Purchase and Sale Agreement, dated as of August 28, 2013 (as amended, supplemented or otherwise modified from time to time), among such Originators, Celanese International Corporation, as Servicer, and CE Receivables LLC, as Buyer.

CELANESE ACETATE LLC, as an Originator

By:	/s/ CHUCK B. KYRISH
Name:	Chuck B. Kyrish
Title:	Treasurer

CELANESE LTD., as an Originator

By:	/s/ CHUCK B. KYRISH
Name:	Chuck B. Kyrish
Title:	Treasurer

TICONA POLYMERS, INC., as an Originator

By:	/s/ CHUCK B. KYRISH
Name:	Chuck B. Kyrish
Title:	Treasurer

S-6	Second Amendment to RPA